Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

This report for the year ended December 31, 2013 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “SEC Rule”), which was approved by the U.S. Securities and Exchange Commission (the “SEC”) on Aug. 22, 2012 under Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The SEC Rule requires companies, like Garmin, that are listed on a U.S. stock exchange to make reasonable inquiries, and depending on the circumstances, undertake further due diligence to attempt to determine the source and chain of custody of “conflict minerals” that are necessary to the functionality or production of a product manufactured or contracted by the company to be manufactured, and to publicly report on an annual basis whether any such “conflict minerals” originate and finance armed groups in the Democratic Republic of the Congo (“DRC”) or an adjoining country. The term “adjoining country” means a country that shares an internationally recognized border with the DRC. The term “conflict minerals” means columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, tantalum, tin, and tungsten.

If a registrant can establish that the conflict minerals originated from sources other than the DRC or an adjoining country or are from recycled and scrap sources, the registrant must submit a Form SD to the SEC which describes the reasonable country of origin inquiry completed.

If a registrant has reason to believe that any of the conflict minerals in their supply chain may have originated in the DRC or an adjoining country and are not from recycled or scrap sources, or if they are unable to determine the country of origin of those conflict minerals, then the registrant must exercise due diligence on the conflict minerals’ source and chain of custody. The registrant must annually submit a conflict minerals report to the SEC on Form SD that includes a description of those due diligence measures.

Because Garmin has reason to believe that conflict minerals in its products may have originated in the DRC or an adjoining country and may not be from recycled or scrap sources, Garmin undertook due diligence measures in 2013 to attempt to determine the source and chain of custody of these minerals. This report describes the design, implementation and results of Garmin’s due diligence.

1.	Design of Garmin’s Due Diligence Framework. With respect to the 2013 calendar year, Garmin designed a due diligence framework to attempt to determine the source and chain of custody of conflict minerals that conforms in all material respects with the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas, as further set forth in the specific guidance for downstream companies contained in the supplements on tin, tantalum, tungsten and gold (collectively, the “OECD Guidance”). In accordance with the OECD Guidance, Garmin’s due diligence framework was designed to follow the following five steps: (1) establish strong company management systems; (2) identify and assess risk in the supply chain; (3) design and implement a strategy to respond to identified risks; (4) carry out independent third-party audit the due diligence practices of smelters/refiners; and (5) report annually on the supply chain due diligence.

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

2.	Implementation of Garmin’s Due Diligence Framework. Garmin implemented its due diligence framework as follows:

a.	Garmin established strong company management systems.

i.	Steering Committee and Working Group. In 2013 Garmin established a steering committee (the “Steering Committee”) comprised of senior executive officers to oversee the design and implementation of Garmin’s conflict minerals due diligence framework. Garmin also formed a core working group to design and implement this due diligence framework. The core working group reports directly to the Steering Committee, and includes representatives from Garmin’s Legal, Sourcing, and Compliance Engineering departments. Throughout 2013 the core working group met on a weekly basis, and representatives of the core working group periodically updated and sought the direction of the Steering Committee.

ii.	Conflict Minerals Policy. Garmin adopted a Conflicts Minerals Policy and made this policy publicly available on its home website at http://www.garmin.com/en-US/company/conflict-minerals. Among other things, this policy sets forth Garmin’s expectations of suppliers. Garmin incorporated these supplier expectations into its Supplier Code of Conduct, and also incorporated the Supplier Code of Conduct into its form supplier contract.

iii.	Grievance Mechanism. Garmin’s Code of Conduct sets forth a company-level grievance mechanism. The Code of Conduct is publicly available on Garmin’s home website at http://www8.garmin.com/aboutGarmin/invRelations/documents/Code_of_Conduct.pdf.

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

b.	Garmin identified and assessed risk in the supply chain.

i.	Identification of Suppliers and Manufacturers. During 2013 Garmin identified first-tier suppliers that provide products to Garmin that contain or might reasonably be expected to contain one or more of the conflict minerals. Garmin also identified manufacturers who supply products that contain or might reasonably be expected to contain one or more of the conflict minerals to Garmin or to suppliers from whom Garmin purchases such products.

ii.	Engagement with Suppliers and Manufacturers. Garmin sent a cover letter to those suppliers and manufacturers educating them about the SEC Rule. In this cover letter Garmin also (x) requested that the recipients complete the EICC/GeSI Conflict Minerals Reporting Template (the “Template”), including all smelter/refiner information for any of the conflict minerals contained in their products, (y) provided a link to Garmin’s Conflict Minerals Policy on its home website, and (z) provided contact information for a dedicated employee at Garmin to whom any questions could be directed. In addition to the cover letter and the Template, Garmin also sent the recipients detailed instructions for completing the Template and a Frequently Asked Questions document prepared by Garmin, which provides answers to questions related to the SEC Rule and Garmin’s expectations of its suppliers.

iii.	Review of Templates and Responses, and Review of Listed Smelters and Refiners. Garmin developed Acceptance Criteria to be used by its responsible employees when reviewing completed Templates and other responses submitted by suppliers and manufacturers. Templates and other responses that satisfied the Acceptance Criteria were then reviewed to compare the smelters/refiners identified by the suppliers and manufacturers against the list of smelters and refiners included in the EICC/GeSI Conflict-Free Smelter Program to assess whether the suppliers and manufacturers are using conflict-free smelters and refiners.

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

c.	Garmin designed and implemented a strategy to respond to identified risks. Garmin designed a procedure for following up and escalating with suppliers and manufacturers who do not submit a completed Template by our established response deadline. The procedure involved escalating points of contact at the supplier or manufacturer if the supplier or manufacturer continued to be non-responsive. Garmin also designed and implemented a procedure to follow-up with suppliers who submitted a Template or other response that did not satisfy our expectations and Acceptance Criteria. This involved sending a letter identifying the missing information or other information necessary to satisfy our expectations and Acceptance Criteria, along with a deadline for providing this missing or additional information to Garmin.

Suppliers and manufacturers were informed that a failure to respond fully and within established deadlines could adversely affect their supplier rating and could result in corrective action, up to and including Garmin ceasing to source products from them. Garmin’s core working group maintained and discussed records detailing the suppliers and manufacturers contacted, the responses received, the responses that were accepted by Garmin, and the number of responses that were rejected and resulted in follow-up efforts. This information was updated frequently and shared periodically with the Steering Committee throughout 2013.

d.	Garmin supported the development and implementation of independent third-party audits of the due diligence practices of smelters/refiners. In 2013, Garmin became a member of the Electronic Industry Citizenship Coalition (“the EICC”). With the financial and other support of their members the EICC and the Global e-Sustainability Initiative (“GeSI”) developed the Conflict-Free Smelter (“CFS”) program. The CFS is a voluntary program in which an independent third party evaluates a smelter/refiner’s procurement activities and determines if the smelter/refiner demonstrated that all the materials they processed originated from conflict-free sources. The program aims to enable companies to source conflict-free minerals. The EICC and GeSI publish and update lists of smelters/refiners, by metal, found to be compliant with the CFS protocol.

e.	Garmin reports annually on its supply chain due diligence, starting with the 2013 calendar year reporting period. As required under the SEC Rule, Garmin files with the SEC on an annual basis a Conflict Minerals Report. This Conflict Minerals Report is the first report to be filed with the SEC and covers the 2013 calendar year. Subsequent reports will cover subsequent calendar years. Garmin also publishes its Conflict Minerals Report on its home website at http://www.garmin.com/en-US/company/conflict-minerals.

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

f.	Findings. Garmin is unable to determine, after exercising the due diligence described in this Conflict Minerals Report, whether or not the products described in Paragraph 3 below contain conflict minerals that directly or indirectly finance or benefit an armed group in the DRC or an adjoining country. The term “armed group” means an armed group that is identified as a perpetrator of serious human rights abuses in an annual Country Reports on Human Rights Practices under sections 116(d) and 502B(b) of the Foreign Assistance Act of 1961 (22 U.S.C. 2151n(d) and 2304(b)) relating to the DRC or an adjoining country.

3.	Description of Garmin’s products. Garmin’s products include navigation, communication and information devices– most of which are enabled by GPS technology. For purposes of this Conflict Minerals Report, including Paragraphs 2(f), 4, 5 and 6, Garmin’s products consist of the following products in the following product segments (and accessories for these products such as power cables and adapters):

a.	Automotive. Garmin’s lines of personal navigation devices for automobiles, motorcycles, trucks and recreation vehicles, dashboard cameras, backup cameras and head-up displays.

b.	Outdoor Recreation. Garmin’s lines of handheld golf devices and golf watches, running watches, wearable fitness activity tracking devices, cycling computers, pedal-based power meters, swimming watches, multi-sport watches, action cameras, outdoor handheld devices, outdoor wrist-worn devices, two-way radios, and dog training and tracking devices.

c.	Marine. Garmin’s lines of chartplotters, sounders, fishfinder/GPS combination devices, fishfinders, marine wrist-worn devices, radars, autopilots, radios, sailing instruments, transducers and black box bridges, audio system, marine instruments and transducers, and marine cameras.

d.	Aviation. Garmin’s lines of GPS-enabled navigation, VHF communications transmitters/receivers, multi-function displays, electronic flight instrumentation systems (EFIS), automatic flight control systems, traffic advisory systems and traffic collision avoidance systems, terrain awareness and warning systems, instrument landing system (ILS) receivers, surveillance products, audio panels, cockpit datalink systems, and wrist-worn pilot device.

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

For additional information regarding these products please see Item 1 of our 2013 Annual Report on Form 10-K, which was filed with the U.S. Securities and Exchange Commission on February 19, 2014 and can be found here: http://www.garmin.com/en-US/company/investors/sec/form-10-K/.

4.	Facilities (smelters/refiners) used to process conflict minerals in products, if known. The table set forth on Schedule 1 to this Conflict Minerals Report lists the facilities identified by suppliers and manufacturers we surveyed that process conflict minerals in the supply chains of the suppliers and manufacturers. Not all of these facilities have necessarily processed tantalum, tin, tungsten and/or gold contained in our 2013 products. This is because our suppliers and manufacturers generally provided facility information via the Template at the company level, representing the suppliers’ and manufacturers’ entire product lines, and generally did not limit their Template responses to facility information for tantalum, tin, tungsten and gold in products that they supply to Garmin specifically.

5.	The country of origin of conflict minerals in products, if known. The suppliers and manufacturers we surveyed who identified the countries of origin of conflict minerals in their products identified the following countries of origin: Japan, Australia, Mozambique, Canada, Indonesia, Belgium, Bolivia, Brazil, China, Malaysia, Peru, the DRC, Nigeria, Rwanda, Spain, Portugal, England, Taiwan, Ethiopia, Korea, the Philippines, Zimbabwe, the United States of America, Russia, and Switzerland. Suppliers or manufacturers who identified the DRC or an adjoining country as the country of origin for conflict minerals identified processing facilities for such conflict minerals that are listed as having been verified as CFS compliant (or that have received a “conflict-free” designation from another independent third party audit program). Conflict minerals contained in our 2013 products did not necessarily originate in the countries listed above. This is because our suppliers and manufacturers generally provided country of origin information via the Template at the company level, representing the suppliers’ and manufacturers’ entire product lines, and generally did not limit their Template responses to countries of origin for products they supply to Garmin specifically.

6.	Efforts to determine mine or location of origin of conflict minerals with the greatest possible specificity. Garmin determined that our participation in the EICC and the EICC/GeSI CFS program, our requests of suppliers to complete and submit the Template, and the policies and expectations set forth in our Conflict Minerals Policy, Supplier Code of Conduct and supplier contracts that require our suppliers to undertake due diligence on the source and chain of custody of conflict minerals in products supplied to Garmin constitute the most reasonable efforts Garmin can undertake to determine the mine or location of origin of conflict minerals in our supply chain.

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

7.	Steps Garmin plans to take in 2014 to mitigate any risks that conflict minerals in its products benefit armed groups in the DRC or adjoining countries. Garmin intends to take the following steps during 2014 to further mitigate the risk that conflict minerals in its products benefit armed groups in the DRC or adjoining countries:

a.	Strengthen engagement with suppliers and continue to educate them on the requirements of the SEC Rule and Garmin’s Conflict Minerals Policy.

b.	Include a conflict minerals flow-down clause in new or renewed supplier contracts.

c.	Continue to support the ongoing development of the EICC/GeSI CFS program and encourage suppliers to transition their supply chains to CFS compliant sources of conflict minerals.

d.	Expand the scope of our grievance mechanism and expressly reference this mechanism in our Conflicts Minerals Policy so that suppliers or other external parties have a formal avenue to report any concerns and violations of our Policy to Garmin.

e.	Consider the availability of alternative sources of products if we determine that a supplier has supplied us with any conflict minerals that directly or indirectly finance or benefit an armed group in the DRC or an adjoining country.

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Schedule 1

Name of Smelter or Refiner Facility†	Metal
(SGE) Shanghai Gold Exchange	Gold
189-1 Matsubara Sayamagahara	Gold
30 On Chuen Street, On Lok Tsuen, Fanling, N.T., Hong Kong	Gold
Academy Precious Metals (China) Co., Ltd	Gold
AGR Mathey	Gold
Aida Chemical Industries Co. Ltd.*	Gold
Allgemeine Gold- und Silberscheideanstalt A.G.*	Gold
Almalyk Mining and Metallurgical Complex (AMMC)*	Gold
AngloGold Ashanti Mineração Ltda*	Gold
Ans	Gold
ANZ	Gold
Argor-Heraeus SA*	Gold
Asahi Pretec Corporation*	Gold
Asaka Riken Co Ltd*	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.*	Gold
Aurubis AG*	Gold
Baiyin Nonferrous Group Co., Ltd	Gold
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	Gold
Bauer Walser AG	Gold
Boliden AB*	Gold
Building 3, Shuntai Plaza, No.2000 Shunhua Rd, Jinan City, Shandong Province, China	Gold
Caridad*	Gold
Cendres & Métaux SA*	Gold
Central Bank of the DPR of Korea*	Gold
ChangZhou Guanghui Electroplating Factory	Gold
CHANGZHOU MING FENG HARD WARE CONNECTOR FACTORY	Gold
Chimet SpA*	Gold
CHIN-LEEP ENTERPRISE CO., LTD.	Gold
Chugai Mining*	Gold
Cloud Hunan, Chenzhou Co., Ltd.	Gold
Coldeco	Gold
Colt Refining	Gold
Cookson Group	Gold
Cookson Sempsa	Gold
Cooson Sempsa	Gold

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

CS	Gold
Daejin Indus Co. Ltd*	Gold
DaeryongENC*	Gold
Destar	Gold
Do Sung Corporation*	Gold
Do sung metal	Gold
Dongguan CameroonChemical Materials Co., Ltd	Gold
Dongguan DongXu Metal Surface Co., Ltd.	Gold
Dongguan Standard Electronic Material.Co., Ltd	Gold
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	Gold
Dong-Wo Co., Ltd.	Gold
Dosung metal	Gold
Dowa*	Gold
E-CHEM Enterprise Corp	Gold
ECO-SYSTEM RECYCLING CO., LTD.	Gold
Empresa Metallurgica Vinto, Empressa Nacional de Fundiciones (ENAF), Complejo Metalurico Vinto S.A.	Gold
Foxconn Precission Co., LTC	Gold
Gold Mining in Shandong (Laizhou) Limited Company	Gold
Guangdong macro jin precious metal smelting	Gold
Guangdong MingFa Precious Metal Co., Ltd	Gold
Hangzhou the Fuchun River smelting Co., Ltd.	Gold
Harima Smelter	Gold
Harmony Gold Refinery	Gold
Hearus Material Technology	Gold
Heesung Catalysts Corp.	Gold
Heesung (AGR Matthey)	Gold
Heimerle + Meule GmbH*	Gold
Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd	Gold
Henan Zhongyuan Gold Smelter of Zhongjin Gold Corporation Limited	Gold
Heraeus (Zhaoyuan) Precious Metal Materials Co., Ltd.	Gold
Heraeus Group	Gold
Heraeus Ltd Hong Kong*	Gold
Heraeus Precious Metals GmbH & Co. KG*	Gold
Heraeus Precious Metals, Inc.	Gold
Heraeus Shin-Etsu Quartz (China) Inc.	Gold
Hisikari Mine	Gold
Hitachi	Gold
HMG	Gold
HON HAI PRECISION IND.CO.,LTD.	Gold
Hon-Hai	Gold

9

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

HonHai Precision Co., Ltd.	Gold
Hwasung CJ Co. Ltd*	Gold
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited*	Gold
Ishifuku Metal Industry Co., Ltd.*	Gold
Isifuku kinzoku kougyo souka kojyo	Gold
Istanbul Gold Refinery*	Gold
Japan Mint*	Gold
JAPAN PURE CHEMICAL CO., LTD	Gold
Jhonson Mattehey	Gold
Jiangxi Copper Company Limited*	Gold
Jie sheng	Gold
Jin Jinyin refining company limited	Gold
JinBao Electronic Co.,Ltd.	Gold
Jinlong Copper Co.,Ltd.	Gold
Johnson Matthey HongKong Ltd.	Gold
Johnson Matthey Inc*	Gold
Johnson Matthey Limited*	Gold
JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	Gold
JSC Uralectromed*	Gold
JX Nippon Mining & Metals Co., Ltd*	Gold
Kanfort Industrial (Yantai) Co. Ltd.	Gold
Kazzinc Ltd*	Gold
Kee Shing	Gold
Kennecott Utah Copper	Gold
Kojima Chemicals Co. Ltd*	Gold
Korea Metal Co. Ltd*	Gold
Kunshan Jinli chemical industry reagents co., Ltd.	Gold
Kyrgyzaltyn JSC*	Gold
L' azurde Company For Jewelry	Gold
Lacaridad	Gold
LBMA	Gold
LG-Nikko	Gold
Lingbao Jinyuan Tonghui	Gold
LMBA	Gold
London Bullion Market Association	Gold
LS-Nikko Copper Inc*	Gold
Materion*	Gold
Matsuda Sangyo Co. Ltd*	Gold
Metalor Technologies (Hong Kong) Ltd*	Gold
Metalor Technologies (Suzhou) Ltd.	Gold
Metalor Technologies SA*	Gold
Metalor Technologies Singapore Pte Ltd.	Gold

10

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Metalor Technologies USA	Gold
Metalor USA Refining Corporation*	Gold
Met-Mex Peñoles, S.A.*	Gold
Mitsubishi Materials Corporation*	Gold
Mitsui & Co Precious Metals Inc	Gold
Mitsui Mining and Smelting Co., Ltd.*	Gold
Mitui kinzoku Co Ltd takehara seirenjyo	Gold
MK Electron	Gold
MKE	Gold
Moscow Special Alloys Processing Plant*	Gold
N.E. Chemcat Corporatoin	Gold
Nadir Metal Rafineri San. Ve Tic. A.Ş.*	Gold
Natsuda Sangyo Co., Ltd	Gold
Navoi Mining and Metallurgical Combinat*	Gold
Neomax Hitachi	Gold
Nihon Material Co. LTD*	Gold
Niihama Nickel Refinery	Gold
Ningbo Kangqiang Electronics Co., Ltd.	Gold
Nippon	Gold
Nippon Micrometal Corporation	Gold
Ohio Precious Metals LLC.*	Gold
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)*	Gold
OJSC Kolyma Refinery*	Gold
PAMP SA*	Gold
Pan Pacific Copper Co. LTD*	Gold
Perth Mint (Western Australia Mint)	Gold
Philippine Associated Smelting and Refining Corporation	Gold
Prioksky Plant of Non-Ferrous Metals*	Gold
PT Aneka Tambang (Persero) Tbk*	Gold
PX Précinox SA*	Gold
PYNMAX(PJ-USA)	Gold
Rand Refinery (Pty) Ltd*	Gold
Royal Canadian Mint*	Gold
Sabin Metal Corp.*	Gold
Samdok metal	Gold
SAMWON METALS Corp.*	Gold
Sanmenxia hang seng science and technology, research and development Co., LTD	Gold
Schone Edelmetaal*	Gold
SCHOOT	Gold
Scotia Mocatta	Gold
ScotiaMocatta, The Bank of Nova Scotia	Gold

11

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

SD(Samdok) Metal	Gold
SEMPSA Joyeria Plateria SA*	Gold
SGE (Shanghai Gold exchange)	Gold
Shan Dong Huangjin	Gold
Shandong Gold mine (laizhou) Co., Ltd	Gold
ShanDong Zhaojin Au/Ag mining Group Company., Limited	Gold
Shandong Zhaojin Gold & Silver Refinery Co. Ltd*	Gold
Shandong Zhaoyuan Gold Argentine refining	Gold
Shangdong Gold Mining	Gold
Shanghai Gold Exchange (SGE)	Gold
SHENZHEN TIANCHENG CHEMICAL CO LTD	Gold
So Accurate Refing Group	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals*	Gold
Soft Metals Ltd.	Gold
Sojitz	Gold
Solar Applied Materials Technology Corp.*	Gold
Soochow University's	Gold
Standard Bank	Gold
Sumisho Materials Corp.	Gold
Sumitomo Metal Mining Co. Ltd.*	Gold
Suzhou University special chemical reagent industrial	Gold
Suzhou Xingrui Noble*	Gold
Tai zhou chang san Jiao electron Co., Ltd	Gold
TANAKA ELECTRONICS SINGAPORE PTE LTD	Gold
Tanaka Kikinzoku Kogyo K.K.*	Gold
Tanaka,TANAKA TOKYO MELTERS,Tanaka Denshi Kogyo,TANAKA DENSHI KOGYO K.K,TANAKA ELECTRONICS (HANGZHOU)CO.LTD,TANAKA ELECTRONICS SINGAPORE PTE LTD,Tanaka Holdings Co.Ltd.,Tanaka Kikinnzoku Kogyo K.K.,Tanaka Kikinzoku Group,Tanaka Kikinzoku Hanbai K.K.,Tana	Gold
Technic Inc	Gold
Tendex	Gold
The Great Wall Gold and Silver Refinery of China*	Gold
THE HUTTI GOLD MINES CO.LTD	Gold
The Refinery of Shandong Gold Mining Co. Ltd*	Gold
Tiancheng chemical	Gold
Tokuriki Honten Co. Ltd*	Gold
Torecom*	Gold
Toyo Smelter & Refinery, Japan	Gold
UBS AG	Gold
Umicore	Gold
Umicore Belgium	Gold

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Umicore Brasil Ltda*	Gold
Umicore Precious Metal Refining	Gold
Umicore SA Business Unit Precious Metals Refining*	Gold
United Precious Metal Refining, Inc.*	Gold
United Refining	Gold
UYEMURA	Gold
Valcambi SA*	Gold
W.C. Heraeus GmbH	Gold
WAM Technologies Taiwan Co.,Ltd.,	Gold
Western Australian Mint trading as The Perth Mint*	Gold
Williams Bufalo	Gold
Wuxi Middle Treasures Materials	Gold
XinYe Co. Ltd	Gold
Xstrata Canada Corporation*	Gold
YAMAMOTO PRECIOUS METAL CO., LTD.	Gold
Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	Gold
Yantai Zhaojin Lai Fuk precious Pioneer Metals Corporation	Gold
Yantai Zhaojin Precious Metals Co., Ltd	Gold
Yokohama Metal Co Ltd*	Gold
Yoo Chang Metal Inc.	Gold
Yuh-Cheng Material Corporation	Gold
Yunnan Metallurgical Group Co., Ltd	Gold
Zhao yuan gold smelter of ZhongJin gold corporation	Gold
Zhaojin Gold Argentine refining company limited	Gold
Zhaojin Group and Gold Mineral China Co. Ltd of Shandong Zhaoyuan	Gold
Zhaojin Kanfort	Gold
Zhaojin Lai Fuk	Gold
Zhaojin refining	Gold
zhaojin,zhaoyuan,Shandong	Gold
Zhaoyuan Gold mine	Gold
Zhaoyuan Mining company	Gold
Zhongshan Public Security Bureau, Guangdong Province, China	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Gold
Zijin Mining Group Co. Ltd*	Gold
JX Nippon Mining & Metals Co., Ltd	Gold
Changsha Southern	Tantalum
CIF	Tantalum
Conghua Tantalum and Niobium Smeltry*	Tantalum
Crucible Industries LLC	Tantalum
Douluoshan Sapphire Rare Metal Co Ltd	Tantalum
Duoluoshan*	Tantalum

13

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Ethiopian Minerals Development Share Company	Tantalum
Exotech Inc.*	Tantalum
F&X*	Tantalum
Fujian Nanping	Tantalum
Gannon & Scott*	Tantalum
Global Advanced Metals*	Tantalum
H.C. Starck Co., Ltd.	Tantalum
H.C. Starck Inc.	Tantalum
Hi-Temp*	Tantalum
Jiangxi Yichun	Tantalum
JiuJiang JinXin Nonferrous Metals Co. Ltd.*	Tantalum
JiuJiang Tambre Co. Ltd.*	Tantalum
KAMET Blue Powder Corporation	Tantalum
Kemet Blue Powder*	Tantalum
Luoyang Kewei Molybdenum & Tungsten Co. LTD	Tantalum
Metal Do	Tantalum
Metallurgical Products India Pvt. Ltd.	Tantalum
Meterion Advanced Materials Thin Film Products	Tantalum
Mitsui Mining & Smelting*	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.*	Tantalum
NIPPON MINING & METALS	Tantalum
Nitora	Tantalum
NTET, Thailand	Tantalum
Plansee*	Tantalum
RFH*	Tantalum
Solikamsk Metal Works*	Tantalum
Starck	Tantalum
Taki Chemicals*	Tantalum
Tantalite Resources*	Tantalum
Telex*	Tantalum
Ulba*	Tantalum
UNIONTOOL CO. LTD	Tantalum
Zhuzhou Cement Carbide*	Tantalum
5N Plus	Tin
ABC	Tin
AIM	Tin
Alpha Metals Korea Ltd.	Tin
Amalgamated Metal Corporation PLC	Tin
Amalgamated Metals Corporation, Ketabang	Tin
Amalgamet Inc.	Tin
American Iron and Metal	Tin
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	Tin
Anson Solder	Tin

14

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Aoki Labatories Ltd	Tin
ATI Metalworking Products	Tin
Ausmelt Limited	Tin
Balver Zinn	Tin
Banka	Tin
BEST METAIS	Tin
Best Metals	Tin
Bonoka.Beliting INDONESIA	Tin
Brinkmann Chemie AG	Tin
Britannia Refined Metals Ltd.	Tin
Butterworth	Tin
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	Tin
Chengfeng Metals Co Pte Ltd	Tin
Chenzhou Gold Arrow Solder CO.,Ltd	Tin
China Hongqiao	Tin
China Tin Smelter Co. Ltd.	Tin
China tin (LaiBin) smelting Co. Ltd.	Tin
China Yunnan tin mining industry Group Company Limited	Tin
CNMC (Guangxi) PGMA Co. Ltd.*	Tin
Cookson Alpha Metals(Shenzhen)Co.Ltd	Tin
Cookson*	Tin
Cooper Santa*	Tin
COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	Tin
Copper Santa	Tin
Corporation Berhad (MSC)	Tin
CSC Pure Technologies	Tin
CV Duta Putra Bangka*	Tin
CV JusTindo*	Tin
CV Makmur Jaya*	Tin
CV Nurjanah*	Tin
CV Prima Timah Utama*	Tin
CV Serumpun Sebalai*	Tin
CV United Smelting*	Tin
Dae Kil	Tin
DAECHANG Co. LTD.	Tin
Daewoo International	Tin
Doctor of solder products Co., LTD	Tin
DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO., LTD	Tin
Dongguan Yuecheng metal materials Co., Ltd.	Tin
Dongguan zhong ju tin electronic CO., LTD.	Tin

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Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Dr.-Ing. Max Schloetter GmbH & Co. KG	Tin
DUKSAN HI-METAL	Tin
Ebara-Udylite	Tin
ELECTROLOY METAL (SHENZHEN)CO., LTD	Tin
Electroloy Metal PTE LTD	Tin
EM Vinto*	Tin
Estanho de Rondonia SA	Tin
E-tech Philippines	Tin
Eximetal S.A.	Tin
Feinhütte Halsbrücke GmbH	Tin
Fenix Metals*	Tin
FSE Novosibirsk Refinery	Tin
Fuji Metal Mining Corp.	Tin
Funsur	Tin
Furukawa Electric	Tin
Geiju Non-Ferrous Metal Processing Co. Ltd.*	Tin
Gejiu Yunxi Group Corp.	Tin
Gejiu Zili Metallurgy Co., Ltd.	Tin
GEJIU ZILI MINING AND SMELTING CO.LTD. (YS)	Tin
Gejiu Zi-Li*	Tin
Gold Bell Group*	Tin
Good Way	Tin
Grant Manufacturing and Alloying	Tin
Guangxi china Tin Metal Meterials Company	Tin
Guangxi Huaxi Group Limited	Tin
GuangXi PING GUI Flying Saucer Ltd Co	Tin
Guangzhou Special Copper & Electronics material Co., LTD	Tin
H.J.Enthoven & Sons, a division of H.J.Enthoven Ltd	Tin
Hana-High Metal	Tin
Hanbaek nonferrous metals	Tin
HeChi Metallurgical Chemical factory	Tin
Heesung Metal Ltd.	Tin
Heraeus Germany	Tin
Heraeus Materials Singapore Pte, Ltd.	Tin
Heraeus Materials Technology GmbH&Co.KG	Tin
Heraeus Oriental Hitec Co., Ltd.	Tin
Heraeus Technology Center	Tin
Heraeus Zhaoyuan(Changshu) Electronic Materials Co., Ltd	Tin
High Quality Technology Co.,Ltd	Tin
High-Power Surface Technology	Tin
Hitachi Cable	Tin
Hong-Qiao Co., Ltd.	Tin
HUA ENG WIRE&CABLE CO.,LTD	Tin

16

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Huanggang Tongding Metal Material Co., Ltd.	Tin
HUAYU	Tin
Huichang Jinshunda Tin Co. Ltd*	Tin
Huichang Shun Tin, Kam Industries, Ltd.	Tin
Hyundai-Steel	Tin
IBF IND BRASILEIRA DE FERROLIGAS LTDA	Tin
Independent mining and metallurgy co., LTD	Tin
Indonesia tilapia	Tin
Indonesia(Bangka)	Tin
Indonesian State Tin Corp	Tin
Indonesian Tin Ingot	Tin
Indra Eramulti Logam, IMLI	Tin
IPS	Tin
Jan Jang	Tin
JAU JANQ ENTERPRISE CO.,LTD	Tin
Jean Goldschmidt International SA	Tin
JiangXi JiaWang	Tin
Jiangxi Nanshan*	Tin
Jiangxi Shunda Huichang Kam Tin Co. Ltd	Tin
JiangxiShunda Huichang Kam Tin Co., Ltd.	Tin
Jin Tian	Tin
Jin Zhou	Tin
JU TAI INDUSTRIAL CO.,LTD.	Tin
Kai Union Industry and Trade Co., Ltd.	Tin
Kai Unita Trade Limited Liability Company*	Tin
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	Tin
Katapang	Tin
Kester	Tin
Ketabang	Tin
KIHONG T & G	Tin
KOBA	Tin
Koba/Primah	Tin
KOKI JAPAN	Tin
Koki Products Co.,Ltd	Tin
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	Tin
Kundur Smelter	Tin
Kunming High-tech Industrial Developing Area	Tin
Kunshan into the solder manufacturing co., LTD	Tin
Kuntai	Tin
kyocera	Tin
Laibin China Tin Smelting Co., Ltd.	Tin
LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	Tin

17

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Laybold	Tin
Levitra can, Shenzhen Electronic Technology Co., Ltd.	Tin
LEYBOLD CO.,LTD.	Tin
LG International (Singapore) Pte Ltd	Tin
Linwu Xianggui Smelter Co*	Tin
LiQiao plating	Tin
Liuzhou China Tin*	Tin
LUPON ENTERPRISE CO., LTD	Tin
MALAYSIA SMEL TING CORPORATION BERHAD	Tin
Malaysia Smelting Corporation (MSC)*	Tin
Materials Eco-Refining CO.,LTD	Tin
MCP Heck	Tin
MCP Metal specialties, Inc. Fairfield, Connecticut, USA	Tin
MCP Mining & Chemical Products Ltd. UK	Tin
Meng neng	Tin
Mentok Smelter	Tin
Metallic Materials Branch L of Guangxi China Tin Group CO., LTD	Tin
Metallic Resources Inc.	Tin
Metallo Chimique*	Tin
Metalor Chimique	Tin
Mineração Taboca S.A.*	Tin
Ming Li Jia smelt Metal Factory	Tin
Minmetals Ganzhou Tin Co. Ltd.*	Tin
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	Tin
Minsur*	Tin
Minsur, Chengfeng Metals Co Pte Ltd	Tin
Mitsubishi Electric Metecs Co Ltd	Tin
MSC Croporation Berhad	Tin
Multiple Xin precision metal electroplating factory	Tin
Nancang Metal Material Co., Ltd	Tin
Nankang Nanshan Tin Manufactory Co., Ltd.	Tin
NANSHAN TINNING	Tin
Nathan Trotter & Co., Inc.	Tin
NGHE TIN NON-FERROUS METAL COMPANY	Tin
nihon superior co., ltd	Tin
NIHON GENMA MFG.CO.,LTD.	Tin
Nihon Kagaku Sangyo Co., Ltd.	Tin
Nihon superior co., Ltd	Tin
Ningbo Jintian copper (Group ) Company Limited	Tin
NIPPON FILLER METALS,LTD.	Tin
Novosibirsk Integrated Tin Works*	Tin
OM Manufacturing Phils. Inc.	Tin

18

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

OMSA*	Tin
P.T. Tambang Timah	Tin
PAN JIT	Tin
PBT	Tin
PGMA	Tin
PL Timah Tbk	Tin
Poongsan Corporation	Tin
Posco	Tin
PT Alam Lestari Kencana*	Tin
PT Artha Cipta Langgeng*	Tin
PT Babel Inti Perkasa*	Tin
PT Babel Surya Alam Lestari*	Tin
PT Bangka Kudai Tin*	Tin
PT Bangka Putra Karya*	Tin
PT Bangka Timah Utama Sejahtera*	Tin
PT Belitung Industri Sejahtera*	Tin
PT BilliTin Makmur Lestari*	Tin
PT Bukit Timah*	Tin
PT DS Jaya Abadi*	Tin
PT Eunindo Usaha Mandiri*	Tin
PT Fang Di MulTindo*	Tin
PT HP Metals Indonesia*	Tin
PT Indora Ermulti	Tin
PT Indra Eramulti Logam industri	Tin
PT Koba Tin*	Tin
PT Mitra Stania Prima*	Tin
PT Putra Karya	Tin
PT Refined Banka Tin*	Tin
PT Sariwiguna Binasentosa*	Tin
PT Stanindo Inti Perkasa*	Tin
PT Stanindo Inti Perkasa*	Tin
PT Sumber Jaya Indah*	Tin
PT Tambang Timah*	Tin
PT Timah (Pereso) Tbk	Tin
PT Timah Nusantara*	Tin
PT Timah*	Tin
PT Tinindo Inter Nusa*	Tin
PT Yinchendo Mining Industry*	Tin
PT. CITRALOGAM ALPHASEJAHTERA	Tin
PT. Stanlndo Inti Perkasa(Former CV DS Jaya Abadi)	Tin
PT. Supra Sukses Trinusa	Tin
PT.Citralogam	Tin
PT.CITRALOGAM ALPHASEJAHTERA	Tin

19

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

PT.DS JAYA ABADI	Tin
PT.Tanloaug Tinah	Tin
PTDS Java Abada	Tin
Pure Technology	Tin
Qualitek delta philippines inc.	Tin
Rahman Hydrulic Tin Sdn Bhd	Tin
RBT	Tin
RedRing Solder (M) Sdn. Bhd.	Tin
Redring soldering	Tin
Redsun	Tin
REDSUN METAL IND. CO.,LTD.	Tin
Rohm & Hass	Tin
Rui Da Hung	Tin
Ruisheng	Tin
SA Minsur	Tin
Samatron	Tin
Samhwa Non-ferrorus Metal Ind. Co. Ltd	Tin
SAMSUNG CORNING PRECISION MATERIALS CO., LTD	Tin
Samtec	Tin
seirenngyousya	Tin
SELAYANG SOLDER SDN.BHD.	Tin
SENJU METAL INDUSTRY CO.,LTD.	Tin
SGS BOLIVIA S.A.	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	Tin
SHANGHAI XINYANG SEMICONDUCTOR MATERIALS CO., LTD	Tin
ShangHai YueQiang Metal Products Co., LTD	Tin
ShangQi	Tin
Shao Xing Tian Long Tin Matewrials Co. LTD.	Tin
Shen Mao Solder(m)Sdn Bhd	Tin
Shen Zhen Rui Yun Feng Industry Co.,Ltd	Tin
Shenmao Technology Inc.	Tin
Shenzhen Aijiafa Industrial Co., Ltd.	Tin
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	Tin
Shenzhen keaixin Technology	Tin
Shenzhen new jin spring solder products Co., LTD	Tin
Shenzhen Yi Cheng Industrial	Tin
Sichuan Guanghan Jiangnan casting smelters	Tin
SIGMA	Tin
Singapore LME Tin	Tin
Sinitron, Shenmao Solder (M) Sdn. Bhd.	Tin

20

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

SIZER METALS PTE LTD	Tin
Stretti	Tin
Süddeutsche Metallhandels-gesellschaft mbH	Tin
Sundwiger Messingwerk GmbH & Co.KG	Tin
Suzhou Feixiang Solder Materials Co., Ltd.	Tin
Suzhou Jinyi jewelry factory	Tin
Taboca	Tin
Taboca/Paranapanema	Tin
Taicang Nancang Metal Meterial Co.,Ltd	Tin
Talcang City Nankang Metal Materila Co., Ltd	Tin
Tamura	Tin
TCC STEEL	Tin
TENNANT METAL PTY LTD.	Tin
Thai Sarco	Tin
Thai Solder Industry Corp.,Ltd.	Tin
Thaisarco*	Tin
The Nankang Nanshan Tin Co., Ltd.	Tin
The old city of Laochang Tin	Tin
TIANSHUI LONG BO TECHNOLOGY CO.,LTD	Tin
Tim Plating Gejiu	Tin
TIMAH	Tin
TIMAH Indonesian State Tin Corporation Mentok Smelter	Tin
Tong Ding Metal Company. Ltd.	Tin
Tongling nonferrous Metals Group Co.,Ltd	Tin
TOTAI	Tin
TYCO	Tin
UBS METALOR	Tin
Umicore Haboken	Tin
Uni Bros Metal Pte Ltd	Tin
UNIFORCE METAL INDUSTRIAL CORP.	Tin
un-indicating	Tin
Unit Metalurgi PT Timah (Persero ) Tbk	Tin
Unit Timah Kundur PT Tambang	Tin
UNITED SMELTER	Tin
United States of America Univertical International (Suzhou) Co., Ltd	Tin
Univertical International (Suzhou) Co., Ltd	Tin
Untracore Co.,Ltd.	Tin
Unvertical International(Suzhou)Co.,Ltd	Tin
Vale Inco, Ltd	Tin
Vishay Intertechnology	Tin
VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	Tin

21

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

WELLEY	Tin
Westfalenzinn J. Jost KG	Tin
White Solder Metalurgia*	Tin
Wieland Werke AG	Tin
Wilhelm Westmetall, Germany	Tin
Wind Yunnan Nonferrous Metals Co., Ltd.	Tin
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	Tin
WUXI YUNXI SANYE SOLDER FACTORY	Tin
Wynn xin	Tin
XiHai	Tin
Yifeng Tin Industry (Chenzhou) Co Ltd	Tin
YTMM	Tin
Yu Nan Tin Co. LTD	Tin
Yuanhao	Tin
Yun Nan Tin industry Da tun Tin mine	Tin
Yun Xi	Tin
Yunnan Chengfeng*	Tin
Yunnan Chengo Electric Smelting Plant	Tin
YunNan GeJiu Jin Ye Mineral Co., Ltd	Tin
YunNan Gejiu Yunxin Electrolyze Limited	Tin
Yunnan Gejiu Zili Metallurgy Co., Ltd	Tin
Yunnan ride non-ferrous metal co., LTD	Tin
Yunnan Tin Company Limited*	Tin
Yunnan, China Rare Metal Materials Company	Tin
YUNNAR CHENGFENG NON-FERROUS METALS CO., LTD	Tin
Yuntinic Chemical GmbH	Tin
YunXi	Tin
Yun'xin Non-ferrous Electroanalysis Ltd.	Tin
YUSI	Tin
Yutinic Resources	Tin
Zhangzhou Macro Real Non-Ferrous Metals	Tin
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	Tin
Zhaojin Gold and Silver Refinery Limited	Tin
ZhongShi	Tin
Zhuhai Horyison Solder Co., Ltd	Tin
Zi Jin Copper	Tin
Zuhai Horyison Solder Co.,Ltd.	Tin
YUNNAN CHENGFENG NON-FERROUS METALS CO., LTD.	Tin
A.L.M.T. Corp.*	Tungsten
Air Products	Tungsten
Alldyne Powder Technologies	Tungsten

22

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

ALMT*	Tungsten
Alta Group	Tungsten
Altlantic Metals	Tungsten
ATI Tungsten Materials*	Tungsten
Axis Material Limited	Tungsten
Beijing Zenith Materials	Tungsten
Buffalo Tungsten	Tungsten
Central Glass	Tungsten
Central Glass(2nd) GANZHOU SINDA W&Mo Co., Ltd. (1st)	Tungsten
ChangChun up-optech	Tungsten
Chaozhou Xianglu Tungsten Industry Co Ltd*	Tungsten
China Minmetals Nonferrous Metals Co Ltd*	Tungsten
China National Nonferrous Industry Corp.	Tungsten
Chongyi Zhangyuan Tungsten Co Ltd*	Tungsten
CTS Industries	Tungsten
CWB Materials	Tungsten
Dayu Weiliang Tungsten Co., Ltd.*	Tungsten
Fujian Jinxin Tungsten Co., Ltd.*	Tungsten
Ganzhou Grand Sea W & Mo Group Co Ltd*	Tungsten
Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	Tungsten
GANZHOU HONGFEI W&Mo MATERIALS CO., LTD.	Tungsten
Global Tungsten & Powders Corp*	Tungsten
Golden Egret	Tungsten
HC Stack	Tungsten
HC Starck GmbH*	Tungsten
Hitachi Ltd.	Tungsten
Hitachi Metals, Ltd.,	Tungsten
Hitachi Metals, Ltd., Yasugi Works	Tungsten
Hunan Chenzhou Mining Group Co*	Tungsten
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.*	Tungsten
IES Technical Sales	Tungsten
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	Tungsten
Japan New Metals Co Ltd*	Tungsten
Jiangxi Province	Tungsten
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp*	Tungsten
Jiangxi Tungsten Industry Group Co Ltd*	Tungsten
Kanto Denka Kogyo Co., Ltd.	Tungsten
Kennametal Inc.*	Tungsten
Kennemetal Inc	Tungsten
Matheson Special Gas Production Co. Ltd of Korea- MGPK	Tungsten

23

Garmin Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2013

Midwest Tungsten Wire Co.	Tungsten
Mitsubishi Corporation Unimetals Ltd.	Tungsten
Nanchang Cemented Carbide Limited Liability Company	Tungsten
NingHua XingluoKeng TungSten Mining CO., LID	Tungsten
NIPPON STEEL	Tungsten
North American Tungsten	Tungsten
Sandvik Material Technology	Tungsten
Sichuan Metals & Materials Imp & Exp Co	Tungsten
Sincemat Co, Ltd	Tungsten
Soleras	Tungsten
Sumitomo	Tungsten
Sumitomo Electric, USA (A.L.M.T.)	Tungsten
Sylham	Tungsten
TaeguTec LTD.	Tungsten
Tejing (Vietnam) Tungsten Co Ltd*	Tungsten
Triumph Northwest	Tungsten
Wah Lee Industrial Corp.,	Tungsten
Williams Brewster	Tungsten
Wolfram Bergbau und Hütten AG*	Tungsten
Wolfram Company CJSC*	Tungsten
Wort Wayne Wire Die	Tungsten
Xiamen Carbide Ltd.	Tungsten
Xiamen Golden Egret Special Alloy Co. Ltd.	Tungsten
Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	Tungsten
Xiamen Tungsten Co Ltd*	Tungsten
Xianmen City,Fujian	Tungsten
Zhuzhou Cemented Carbide Group Co Ltd*	Tungsten

† Smelter and refiner facility names as reported by suppliers and manufacturers.

*Denotes smelters and refiners that have received a “conflict free” designation from an independent third party audit program.

24